EXHIBIT 10.13

LIMITED LIABILITY COMPANY RESOLUTION TO BORROW / GRANT COLLATERAL

#3

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,412,000.00	07-23-2004	03-01-2030	11825732			PRT	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Company: Hearth & Care of Greenfield, LLC
5057 Troy Road
Springfield, OH 45502

Lender: Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502
(937) 325-4683

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY'S EXISTENCE. The complete and correct name of the Company is Hearth & Care of Greenfield, LLC ("Company"). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Ohio. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 5057 Troy Road, Springfield, OH 45502. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of The Company's state of organization or any change in The Company's name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and The Company's business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on July 21, 2004, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MANAGERS. The following named persons are managers of Hearth & Care of Greenfield, LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
Gary L. Wade	Manager	Y	X Gary L Wade
David A. Tenwick	Manager	Y	X David A Tenwick

ACTIONS AUTHORIZED. Any two (2) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any two (2) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Company's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Company's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all of the Company's real property and all of the Company's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Confession of Judgment. The Company hereby irrevocably authorizes and empowers any attorney-at-law, including an attorney hired by Lender, to appear in any court of record and to confess judgment against the Company for the unpaid amount of this Resolution as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys' fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Resolution, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. The Company waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Resolution have been paid in full. The Company waives any conflict of interest that an attorney hired by Lender may have in acting on behalf of the Company in confessing judgment against the Company while such attorney is retained by Lender. The Company expressly consents to such attorney acting for the Company in confessing judgment.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company's account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury and confessing judgment against the Company, as the managers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company. Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business: None.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company's name; (B) change in the Company's assumed business name(s); (C) change in the management or in the Managers of the Company; (D) change in the authorized signer(s); (E) change in the Company's principal office address; (F) change in the Company's state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING MANAGERS AND RESOLUTIONS. The managers named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, We have hereunto set our hand and attest that the signatures set opposite the names listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral is dated

10.13

July 21, 2004.

CERTIFIED TO AND ATTESTED BY:

X COPY Gary L. Wade
Gary L. Wade, Manager of Hearth & Care of Greenfield, LLC

X COPY David A. Tenwick
David A. Tenwick, Secretary of Hearth & Care of Greenfield, LLC

NOTE: If the managers signing this Resolution are designated by the foregoing document as one of the managers authorized to act on the Company's behalf, it is advisable to have this Resolution signed by at least one non-authorized manager of the Company.

COMMERCIAL GUARANTY

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer PRT	Initials
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item Any item above containing "***" has been omitted due to text length limitations.							

Borrower: Hearth & Care of Greenfield, LLC
5057 Troy Road
Springfield, OH 45502

Lender: Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502
(937) 325-4683

Guarantor: Adcare Health Systems, Inc.
5057 Troy Rd
Springfield, OH 45502

AMOUNT OF GUARANTY. This is a guaranty of payment of the Note, including without limitation the principal Note amount of One Million Four Hundred Twelve Thousand & 00/100 Dollars ($1,412,000.00).

GUARANTY. For good and valuable consideration, Adcare Health Systems, Inc. ("Guarantor") absolutely and unconditionally guarantees and promises to pay to Cornerstone Bank ("Lender") or its order, in legal tender of the United States of America, the Indebtedness (as that term is defined below) of Hearth & Care of Greenfield, LLC ("Borrower") to Lender on the terms and conditions set forth in this Guaranty.

MAXIMUM LIABILITY. The maximum liability of Guarantor under this Guaranty shall not exceed at any one time the amount of the Indebtedness described herein. plus all costs and expenses of (A) enforcement of this Guaranty and (B) collection and sale of any collateral securing this Guaranty

The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor's liability will be Guarantor's aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

INDEBTEDNESS GUARANTEED. The Indebtedness guaranteed by this Guaranty includes the Note. including (a) all principal, (b) all interest, (c) all late charges, (d) all loan fees and loan charges, and (e) all collection costs and expenses relating to the Note or to any collateral for the Note. Collection costs and expenses include without limitation all of Lender's attorneys' fees.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, **without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time:** (A) to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand. recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower

to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

CONFESSION OF JUDGMENT. Guarantor hereby irrevocably authorizes and empowers any attorney-at-law, including an attorney hired by Lender, to appear in any court of record and to confess judgment against Guarantor for the unpaid amount of this Guaranty as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys' fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Guaranty, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Guarantor waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Guaranty have been paid in full. Guarantor waives any conflict of interest that an attorney hired by Lender may have in acting on behalf of Guarantor in confessing judgment against Guarantor while such attorney is retained by Lender. Guarantor expressly consents to such attorney acting for Guarantor in confessing judgment.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by, construed and enforced in accordance with federal law and the laws of the State of Ohio. This Guaranty has been accepted by Lender in the State of Ohio.

Choice of Venue. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Clark County, State of Ohio.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. Any notice required to be given under this Guaranty shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waive Jury. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means Hearth & Care of Greenfield, LLC and includes all co-signers and co-makers signing the Note.

Guarantor. The word "Guarantor" means each and every person or entity signing this Guaranty, including without limitation Adcare Health Systems, Inc..

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word "Lender" means Cornerstone Bank, its successors and assigns.

Note. The word "Note" means the promissory note dated July 23, 2004, **in the original principal amount of $1,412,000.00** from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JULY 23, 2004.

NOTICE: FOR THIS NOTICE "YOU" MEANS THE GUARANTOR AND "CREDITOR" AND "HIS" MEANS LENDER.

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

GUARANTOR:

ADCARE HEALTH SYSTEMS, INC.

By: COPY Gary L Wade
Gary L. Wade, President of Adcare Health Systems, Inc.

COMMERCIAL SECURITY AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,412,000.00	07-23-2004	03-01-2030	11825732			PRT	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Grantor:	Hearth & Care of Greenfield, LLC 5057 Troy Road Springfield, OH 45502	Lender:	Cornerstone Bank Main Office 28 East Main Street Springfield, OH 45502 (937) 325-4683

THIS COMMERCIAL SECURITY AGREEMENT dated July 23, 2004, is made and executed between Hearth & Care of Greenfield, LLC ("Grantor") and Cornerstone Bank ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this Agreement:

All Inventory, Accounts, Equipment and General Intangibles

All Fixtures

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

(A) All accessions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.

(B) All products and produce of any of the property described in this Collateral section.

(C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

(D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

(E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

Despite any other provision of this Agreement, Lender is not granted, and will not have, a nonpurchase money security interest in household goods, to the extent such a security interest would be prohibited by applicable law. In addition, if because of the type of any Property, Lender is required to give a notice of the right to cancel under Truth in Lending for the Indebtedness, then Lender will not have a security interest in such Collateral unless and until such a notice is given.

Some or all of the Collateral may be located on the following described real estate:

as shown on the exhibit named "Exhibit A", attached hereto and incorporated herein by this reference (the record owner of the real property is Hearth & Care of Greenfield, LLC; 5057 Troy Road; Springfield, OH 45502).

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Perfection of Security Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. **This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.**

Notices to Lender. Grantor will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor's name; (2) change in Grantor's assumed business name(s); (3) change in the management or in the members or managers of the limited liability company Grantor; (4) change in the authorized signer(s); (5) change in Grantor's principal office address; (6) change in Grantor's state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its membership agreement does not prohibit any term or condition of this Agreement.

Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Grantor with or for the account debtor. So long as this Agreement remains in effect, Grantor shall not, without Lender's prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

Location of the Collateral. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

Removal of the Collateral. Except in the ordinary course of Grantor's business, including the sales of inventory, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Ohio, without Lender's prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise

provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

Inspection of Collateral. Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. This includes making sure Lender is shown as the first and only security interest holder on the title covering the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If Grantor changes Grantor's name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date

incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution of Grantor (regardless of whether election to continue is made), any member withdraws from the limited liability company, or any other termination of Grantor's existence as a going business or the death of any member, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Ohio Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of Ohio. This Agreement has been accepted by Lender in the State of Ohio.

Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Clark County, State of Ohio.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

Borrower. The word "Borrower" means Hearth & Care of Greenfield, LLC and includes all co-signers and co-makers signing the Note.

Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor. The word "Grantor" means Hearth & Care of Greenfield, LLC.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. Specifically, without limitation, Indebtedness includes all amounts that may be indirectly secured by the Cross-Collateralization provision of this Agreement.

Lender. The word "Lender" means Cornerstone Bank, its successors and assigns.

Note. The word "Note" means the Note executed by Hearth & Care of Greenfield, LLC in the principal amount of $1,412,000.00 dated July 23, 2004, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Owner. The word "Owner" means Hearth & Care of Greenfield, LLC. The words "Owner" and "Borrower" are used interchangeably.

Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JULY 23, 2004.

GRANTOR:

HEARTH & CARE OF GREENFIELD, LLC

By: COPY
Gary L. Wade, Manager of Hearth & Care of Greenfield, LLC

By: COPY
David A. Tenwick, Manager of Hearth & Care of Greenfield, LLC

RECORDATION REQUESTED BY:
Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502

WHEN RECORDED MAIL TO:
Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502

SEND TAX NOTICES TO:
Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502

FOR RECORDER'S USE ONLY

OPEN - END MORTGAGE

MAXIMUM LIEN: The Maximum Amount of Loan Indebtedness secured by this Open-End Mortgage is $1,412,000.00. The words "Maximum Amount of Loan Indebtedness" as used in this Mortgage mean the maximum unpaid balance of loan advances made under the Note which may be outstanding at any one time. The Maximum Amount of Loan Indebtedness does not include any (A) interest, (B) taxes, (C) assessments, (D) insurance premiums, or (E) costs incurred for the protection of the Property. Grantor and Lender intend that, in addition to any other indebtedness or obligations secured hereby, this Mortgage shall secure indebtedness arising from loan advances made by Lender after this Mortgage is delivered to the recorder for record.

THIS MORTGAGE dated July 23, 2004, but effective July 26, 2004 **is made and executed between Hearth & Care of Greenfield, LLC, whose address is 5057 Troy Road, Springfield, OH 45502 (referred to below as "Grantor") and Cornerstone Bank, whose address is 28 East Main Street, Springfield, OH 45502 (referred to below as "Lender").**

GRANT OF MORTGAGE. For valuable consideration, Grantor grants, mortgages and conveys to Lender, with mortgage covenants and upon the statutory condition, all of Grantor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights, watercourses and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, **(the "Real Property") located in Highland County, State of Ohio:**

See Exhibit A, which is attached to this Mortgage and made a part of this Mortgage as if fully set forth herein.

The Real Property or its address is commonly known as 238 South Washington Street, Greenfield, OH 45123.

CROSS-COLLATERALIZATION. In addition to the Note, this Mortgage secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

Grantor presently assigns to Lender all of Grantor's right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. In addition, Grantor grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents.

THIS MORTGAGE, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (A) PAYMENT OF THE INDEBTEDNESS AND (B) PERFORMANCE OF ANY AND ALL OBLIGATIONS UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS MORTGAGE. THIS MORTGAGE, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS ALSO GIVEN TO SECURE ANY AND ALL OF GRANTOR'S OBLIGATIONS UNDER THAT CERTAIN CONSTRUCTION LOAN AGREEMENT BETWEEN GRANTOR AND LENDER OF EVEN DATE HEREWITH. ANY EVENT OF DEFAULT UNDER THE CONSTRUCTION LOAN AGREEMENT, OR ANY OF THE RELATED DOCUMENTS REFERRED TO THEREIN, SHALL ALSO BE AN EVENT OF DEFAULT UNDER THIS MORTGAGE. THIS MORTGAGE IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Mortgage, Grantor shall pay to Lender all amounts secured by this Mortgage as they become due and shall strictly perform all of Grantor's obligations under this Mortgage.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Grantor agrees that Grantor's possession and use of the Property shall be governed by the following provisions:

Possession and Use. Until the occurrence of an Event of Default, Grantor may (1) remain in possession and control of the Property; (2) use, operate or manage the Property; and (3) collect the Rents from the Property.

Duty to Maintain. Grantor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

Compliance With Environmental Laws. Grantor represents and warrants to Lender that: (1) During the period of Grantor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from the Property; (2) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (a) any breach or violation of any Environmental Laws, (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Property by any prior owners or occupants of the Property, or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (3) Except as previously disclosed to and acknowledged by Lender in writing, (a) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from the Property; and (b) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation all Environmental Laws. Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Mortgage. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws; and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Mortgage or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Grantor's ownership or interest in the Property, whether or not the same was or should have been known to Grantor. The provisions of this section of the Mortgage, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Mortgage and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

Nuisance, Waste. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), coal, clay, scoria, soil, gravel or rock products without Lender's prior written consent.

Removal of Improvements. Grantor shall not demolish or remove any improvements from the Real Property without Lender's prior written consent. As a condition to the removal of any Improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

Lender's Right to Enter. Lender and Lender's agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender's interests and to inspect the Real Property for purposes of Grantor's compliance with the terms and conditions of this Mortgage.

Compliance with Governmental Requirements. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Grantor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Grantor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Duty to Protect. Grantor agrees neither to abandon or leave unattended the Property. Grantor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE – CONSENT BY LENDER. Lender may, at Lender's option, declare immediately due and payable all sums secured by this Mortgage upon the sale or transfer, without Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest in the Real Property; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Property. If any Grantor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Grantor. However, this option shall not be exercised by Lender if such exercise is prohibited by federal law or by Ohio law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are part of this Mortgage:

Payment. Grantor shall pay when due (and in all events prior to delinquency) all taxes, payroll taxes, special taxes, assessments, water charges and sewer service charges levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Grantor shall maintain the Property free of any liens having priority over or equal to the interest of Lender under this Mortgage, except for those liens specifically agreed to in writing by Lender, and except for the lien of taxes and assessments not due as further specified in the Right to Contest paragraph.

Right to Contest. Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Grantor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys' fees, or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Grantor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

Evidence of Payment. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

Notice of Construction. Grantor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials. Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Mortgage:

Maintenance of Insurance. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Lender being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, business interruption and boiler insurance as Lender may require. Policies shall be written by such insurance companies and in such form as may be reasonably acceptable to Lender. Grantor shall deliver to Lender certificates of coverage from each insurer containing a stipulation that coverage will not be cancelled or diminished without a minimum of thirty (30) days' prior written notice to Lender and not containing any disclaimer of the insurer's liability for failure to give such notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. Should the Real Property be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, if available, within 45 days after notice is given by Lender that the Property is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

Application of Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. Whether or not Lender's security is impaired, Lender may, at Lender's election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, Grantor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration if Grantor is not in default under this Mortgage. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Mortgage, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Grantor as Grantor's interests may appear.

Grantor's Report on Insurance. Upon request of Lender, however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance showing: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured, the then current replacement value of such property, and the manner of determining that value; and (5) the expiration date of the policy. Grantor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Property or if Grantor fails to comply with any provision of this Mortgage or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Mortgage or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the Property. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness

and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Mortgage also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Mortgage:

Title. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Mortgage, and (b) Grantor has the full right, power, and authority to execute and deliver this Mortgage to Lender.

Defense of Title. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Lender under this Mortgage, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

Compliance With Laws. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Mortgage shall survive the execution and delivery of this Mortgage, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

CONDEMNATION. The following provisions relating to condemnation proceedings are a part of this Mortgage:

Proceedings. If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.

Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Lender in connection with the condemnation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this Mortgage:

Current Taxes, Fees and Charges. Upon request by Lender, Grantor shall execute such documents in addition to this Mortgage and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Mortgage, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Mortgage.

Taxes. The following shall constitute taxes to which this section applies: (1) a specific tax upon this type of Mortgage or upon all or any part of the Indebtedness secured by this Mortgage; (2) a specific tax on Grantor which Grantor is authorized or required to deduct from payments on the Indebtedness secured by this type of Mortgage; (3) a tax on this type of Mortgage chargeable against the Lender or the holder of the Note; and (4) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Grantor.

Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Mortgage, this event shall have the same effect as an Event of Default, and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (1) pays the tax before it becomes delinquent, or (2) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Mortgage as a security agreement are a part of this Mortgage:

Security Agreement. This instrument shall constitute a Security Agreement to the extent any of the Property constitutes fixtures, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

Security Interest. Upon request by Lender, Grantor shall take whatever action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Mortgage in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Mortgage as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall not remove, sever or detach the Personal Property from the Property. Upon default, Grantor shall assemble any Personal Property not affixed to the Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender to the extent permitted by applicable law.

Addresses. The mailing addresses of Grantor (debtor) and Lender (secured party) from which information concerning the security interest granted by this Mortgage may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of this Mortgage.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Mortgage:

Further Assurances. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (1) Grantor's obligations under the Note, this Mortgage, and the Related Documents, and (2) the liens and security interests created by this Mortgage as first and prior liens on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or Lender agrees to the contrary in writing, Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

Attorney-in-Fact. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Grantor pays all the Indebtedness when due, and otherwise performs all the obligations imposed upon Grantor under this Mortgage, Lender shall execute and deliver to Grantor a suitable satisfaction of this Mortgage and suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal Property. Grantor will pay, if permitted by applicable law, any reasonable termination fee as determined by Lender from time to time.

EVENTS OF DEFAULT. Each of the following, at Lender's option, shall constitute an Event of Default under this Mortgage:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Default on Other Payments. Failure of Grantor within the time required by this Mortgage to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Mortgage or in

any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Mortgage or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Mortgage or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Death or Insolvency. The dissolution of Grantor's (regardless of whether election to continue is made), any member withdraws from the limited liability company, or any other termination of Grantor's existence as a going business or the death of any member, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any property securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Breach of Other Agreement. Any breach by Grantor under the terms of any other agreement between Grantor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Grantor to Lender, whether existing now or later.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Right to Cure. If any default, other than a default in payment is curable and if Grantor has not been given a notice of a breach of the same provision of this Mortgage within the preceding twelve (12) months, it may be cured if Grantor, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, Lender, at Lender's option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

Accelerate Indebtedness. Lender shall have the right at its option without notice to Grantor to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay.

UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

Collect Rents. Lender shall have the right, without notice to Grantor, to take possession of the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Judicial Foreclosure. Lender may obtain a judicial decree foreclosing Grantor's interest in all or any part of the Property.

Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

Tenancy at Sufferance. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (1) pay a reasonable rental for the use of the Property, or (2) vacate the Property immediately upon the demand of Lender.

Other Remedies. Lender shall have all other rights and remedies provided in this Mortgage or the Note or available at law or in equity.

Sale of the Property. To the extent permitted by applicable law, Grantor hereby waives any and all right to have the Property marshalled. In exercising its rights and remedies, Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

Notice of Sale. Lender shall give Grantor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition. Any sale of the Personal Property may be made in conjunction with any sale of the Real Property.

Election of Remedies. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Mortgage, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies. Nothing under this Mortgage or otherwise shall be construed so as to limit or restrict the rights and remedies available to Lender following an Event of Default, or in any way to limit or restrict the rights and ability of Lender to proceed directly against Grantor and/or against any other co-maker, guarantor, surety or endorser and/or to proceed against any other collateral directly or indirectly securing the Indebtedness.

Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Mortgage, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees and title insurance, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

NOTICES. Any notice required to be given under this Mortgage, including without limitation any notice of default and any notice of sale shall be

given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Mortgage. All copies of notices of foreclosure from the holder of any lien which has priority over this Mortgage shall be sent to Lender's address, as shown near the beginning of this Mortgage. Any party may change its address for notices under this Mortgage by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Mortgage:

Amendments. This Mortgage, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Mortgage. No alteration of or amendment to this Mortgage shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Annual Reports. If the Property is used for purposes other than Grantor's residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor's previous fiscal year in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

Caption Headings. Caption headings in this Mortgage are for convenience purposes only and are not to be used to interpret or define the provisions of this Mortgage.

Governing Law. This Mortgage will be governed by, construed and enforced in accordance with federal law and the laws of the State of Ohio. This Mortgage has been accepted by Lender in the State of Ohio.

Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Clark County, State of Ohio.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Mortgage unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Mortgage shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Mortgage. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Mortgage, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Severability. If a court of competent jurisdiction finds any provision of this Mortgage to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Mortgage. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Mortgage shall not affect the legality, validity or enforceability of any other provision of this Mortgage.

Merger. There shall be no merger of the interest or estate created by this Mortgage with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

Successors and Assigns. Subject to any limitations stated in this Mortgage on transfer of Grantor's interest, this Mortgage shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Mortgage and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Mortgage or liability under the Indebtedness.

Time is of the Essence. Time is of the essence in the performance of this Mortgage.

Waive Jury. All parties to this Mortgage hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Mortgage. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Mortgage shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means Hearth & Care of Greenfield, LLC and includes all co-signers and co-makers signing the Note.

Default. The word "Default" means the Default set forth in this Mortgage in the section titled "Default".

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Mortgage in the events of default section of this Mortgage.

Grantor. The word "Grantor" means Hearth & Care of Greenfield, LLC.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Improvements. The word "Improvements" means all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

Indebtedness. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Grantor's obligations or expenses incurred by Lender to enforce Grantor's obligations under this Mortgage, together with interest on such amounts as provided in this Mortgage. Specifically, without limitation, Indebtedness includes all amounts that may be indirectly secured by the Cross-Collateralization provision of this Mortgage.

Lender. The word "Lender" means Cornerstone Bank, its successors and assigns.

Mortgage. The word "Mortgage" means this Mortgage between Grantor and Lender.

Note. The word "Note" means the promissory note dated July 23, 2004, **in the original principal amount of $1,412,000.00** from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement. **NOTICE TO GRANTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE.**

Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter

owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

Property. The word "Property" means collectively the Real Property and the Personal Property.

Real Property. The words "Real Property" mean the real property, interests and rights, as further described in this Mortgage.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

Rents. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MORTGAGE, AND GRANTOR AGREES TO ITS TERMS.

GRANTOR:

HEARTH & CARE OF GREENFIELD, LLC

By: COPY Gary L Wade
Gary L. Wade, Manager of Hearth & Care of Greenfield, LLC

By: COPY David A Tenwick
David A. Tenwick, Manager of Hearth & Care of Greenfield, LLC

This Instrument was prepared by ______________________

____

LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF ______________)
) SS
COUNTY OF ______________)

On this ______________ day of ______________, 20 ______, before me, the undersigned Notary Public, personally appeared Gary L. Wade, Manager; David A. Tenwick, Manager of Hearth & Care of Greenfield, LLC, and known to me to be of the limited liability company that executed the Mortgage and acknowledged before me the Mortgage to be the free and voluntary act and deed of the limited liability company, by authority of statute, its articles of organization or its operating agreement, for the uses and purposes therein mentioned, and on oath stated that they are authorized to execute this Mortgage and in fact executed the Mortgage on behalf of the limited liability company.

By______________________ Residing at ______________________

Notary Public in and for the State of ______________ My commission expires ______________________

SATISFACTION AND DISCHARGE OF MORTGAGE

(To be used only when obligations have been paid in full)

______________, Ohio ______________, 20______

The conditions and obligations of this Mortgage have been complied with, and therefore this Mortgage is hereby satisfied and discharged.

Attest: Cornerstone Bank

______________________ By: ______________________

under this Assignment, the Note, and the Related Documents, Lender shall execute and deliver to Grantor a suitable satisfaction of this Assignment and suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Property. Any termination fee required by law shall be paid by Grantor, if permitted by applicable law.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Property or if Grantor fails to comply with any provision of this Assignment or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Assignment or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Rents or the Property and paying all costs for insuring, maintaining and preserving the Property. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Assignment also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT. Each of the following, at Lender's option, shall constitute an Event of Default under this Assignment:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Assignment or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

Default on Other Payments. Failure of Grantor within the time required by this Assignment to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Assignment or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Assignment or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Death or Insolvency. The dissolution of Grantor's (regardless of whether election to continue is made), any member withdraws from the limited liability company, or any other termination of Grantor's existence as a going business or the death of any member, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Rents or any property securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Property Damage or Loss. The Property is lost, stolen, substantially damaged, sold, or borrowed against.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable and if Grantor has not been given a notice of a breach of the same provision of this Assignment within the preceding twelve (12) months, it may be cured if Grantor, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

Accelerate Indebtedness. Lender shall have the right at its option without notice to Grantor to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay.

Collect Rents. Lender shall have the right, without notice to Grantor, to take possession of the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender shall have all the rights provided for in the Lender's Right to Receive and Collect Rents Section, above. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Other Remedies. Lender shall have all other rights and remedies provided in this Assignment or the Note or by law.

Election of Remedies. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Assignment, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Assignment, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Assignment:

Amendments. This Assignment, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Assignment. No alteration of or amendment to this Assignment shall be effective unless given in writing and

RECORDATION REQUESTED BY:
Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502

WHEN RECORDED MAIL TO:
Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502

SEND TAX NOTICES TO:
Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502

FOR RECORDER'S USE ONLY

DAJ

ASSIGNMENT OF RENTS

THIS ASSIGNMENT OF RENTS dated July 23, 2004, but effective July 26, 2004 is made and executed between Hearth & Care of Greenfield, LLC, whose address is 5057 Troy Road, Springfield, OH 45502 (referred to below as "Grantor") and Cornerstone Bank, whose address is 28 East Main Street, Springfield, OH 45502 (referred to below as "Lender").

ASSIGNMENT. For valuable consideration, Grantor hereby assigns, grants a continuing security interest in, and conveys to Lender all of Grantor's right, title, and interest in and to the Rents from the following described Property located in Highland County, State of Ohio:

See Exhibit A, which is attached to this Assignment and made a part of this Assignment as if fully set forth herein.

The Property or its address is commonly known as 238 South Washington Street, Greenfield, OH 45123.

CROSS-COLLATERALIZATION. In addition to the Note, this Assignment secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

THIS ASSIGNMENT IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ANY AND ALL OBLIGATIONS OF GRANTOR UNDER THE NOTE, THIS ASSIGNMENT, AND THE RELATED DOCUMENTS. THIS ASSIGNMENT IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Assignment or any Related Documents, Grantor shall pay to Lender all amounts secured by this Assignment as they become due, and shall strictly perform all of Grantor's obligations under this Assignment. Unless and until Lender exercises its right to collect the Rents as provided below and so long as there is no default under this Assignment, Grantor may remain in possession and control of and operate and manage the Property and collect the Rents, provided that the granting of the right to collect the Rents shall not constitute Lender's consent to the use of cash collateral in a bankruptcy proceeding.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that:

Ownership. Grantor is entitled to receive the Rents free and clear of all rights, loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

Right to Assign. Grantor has the full right, power and authority to enter into this Assignment and to assign and convey the Rents to Lender.

No Prior Assignment. Grantor has not previously assigned or conveyed the Rents to any other person by any instrument now in force.

No Further Transfer. Grantor will not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Rents except as provided in this Assignment.

LENDER'S RIGHT TO RECEIVE AND COLLECT RENTS. Lender shall have the right at any time, and even though no default shall have occurred under this Assignment, to collect and receive the Rents. For this purpose, Lender is hereby given and granted the following rights, powers and authority:

Notice to Tenants. Lender may send notices to any and all tenants of the Property advising them of this Assignment and directing all Rents to be paid directly to Lender or Lender's agent.

Enter the Property. Lender may enter upon and take possession of the Property; demand, collect and receive from the tenants or from any other persons liable therefor, all of the Rents; institute and carry on all legal proceedings necessary for the protection of the Property, including such proceedings as may be necessary to recover possession of the Property; collect the Rents and remove any tenant or tenants or other persons from the Property.

Maintain the Property. Lender may enter upon the Property to maintain the Property and keep the same in repair; to pay the costs thereof and of all services of all employees, including their equipment, and of all continuing costs and expenses of maintaining the Property in proper repair and condition, and also to pay all taxes, assessments and water utilities, and the premiums on fire and other insurance effected by Lender on the Property.

Compliance with Laws. Lender may do any and all things to execute and comply with the laws of the State of Ohio and also all other laws, rules, orders, ordinances and requirements of all other governmental agencies affecting the Property.

Lease the Property. Lender may rent or lease the whole or any part of the Property for such term or terms and on such conditions as Lender may deem appropriate.

Employ Agents. Lender may engage such agent or agents as Lender may deem appropriate, either in Lender's name or in Grantor's name, to rent and manage the Property, including the collection and application of Rents.

Other Acts. Lender may do all such other things and acts with respect to the Property as Lender may deem appropriate and may act exclusively and solely in the place and stead of Grantor and to have all of the powers of Grantor for the purposes stated above.

No Requirement to Act. Lender shall not be required to do any of the foregoing acts or things, and the fact that Lender shall have performed one or more of the foregoing acts or things shall not require Lender to do any other specific act or thing.

APPLICATION OF RENTS. All costs and expenses incurred by Lender in connection with the Property shall be for Grantor's account and Lender may pay such costs and expenses from the Rents. Lender, in its sole discretion, shall determine the application of any and all Rents received by it; however, any such Rents received by Lender which are not applied to such costs and expenses shall be applied to the Indebtedness. All expenditures made by Lender under this Assignment and not reimbursed from the Rents shall become a part of the Indebtedness secured by this Assignment, and shall be payable on demand, with interest at the Note rate from date of expenditure until paid.

FULL PERFORMANCE. If Grantor pays all of the Indebtedness when due and otherwise performs all the obligations imposed upon Grantor

signed by the party or parties sought to be charged or bound by the alteration or amendment.

Caption Headings. Caption headings in this Assignment are for convenience purposes only and are not to be used to interpret or define the provisions of this Assignment.

Governing Law. This Assignment will be governed by, construed and enforced in accordance with federal law and the laws of the State of Ohio. This Assignment has been accepted by Lender in the State of Ohio.

Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Clark County, State of Ohio.

Merger. There shall be no merger of the interest or estate created by this assignment with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

Interpretation. (1) In all cases where there is more than one Borrower or Grantor, then all words used in this Assignment in the singular shall be deemed to have been used in the plural where the context and construction so require. (2) If more than one person signs this Assignment as "Grantor," the obligations of each Grantor are joint and several. This means that if Lender brings a lawsuit, Lender may sue any one or more of the Grantors. If Borrower and Grantor are not the same person, Lender need not sue Borrower first, and that Borrower need not be joined in any lawsuit. (3) The names given to paragraphs or sections in this Assignment are for convenience purposes only. They are not to be used to interpret or define the provisions of this Assignment.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Assignment unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Assignment shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Assignment. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Assignment, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Assignment shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Assignment. Any party may change its address for notices under this Assignment by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Powers of Attorney. The various agencies and powers of attorney conveyed on Lender under this Assignment are granted for purposes of security and may not be revoked by Grantor until such time as the same are renounced by Lender.

Severability. If a court of competent jurisdiction finds any provision of this Assignment to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Assignment. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Assignment shall not affect the legality, validity or enforceability of any other provision of this Assignment.

Successors and Assigns. Subject to any limitations stated in this Assignment on transfer of Grantor's interest, this Assignment shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Assignment and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Assignment or liability under the Indebtedness.

Time is of the Essence. Time is of the essence in the performance of this Assignment.

Waive Jury. All parties to this Assignment hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

WAIVER OF RIGHT OF REDEMPTION. NOTWITHSTANDING ANY OF THE PROVISIONS TO THE CONTRARY CONTAINED IN THIS ASSIGNMENT, GRANTOR HEREBY WAIVES ANY AND ALL RIGHTS OF REDEMPTION FROM SALE UNDER ANY ORDER OR JUDGMENT OF FORECLOSURE ON GRANTOR'S BEHALF AND ON BEHALF OF EACH AND EVERY PERSON, EXCEPT JUDGMENT CREDITORS OF GRANTOR, ACQUIRING ANY INTEREST IN OR TITLE TO THE PROPERTY SUBSEQUENT TO THE DATE OF THIS ASSIGNMENT.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Assignment. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Assignment shall have the meanings attributed to such terms in the Uniform Commercial Code:

Assignment. The word "Assignment" means this ASSIGNMENT OF RENTS, as this ASSIGNMENT OF RENTS may be amended or modified from time to time, together with all exhibits and schedules attached to this ASSIGNMENT OF RENTS from time to time.

Borrower. The word "Borrower" means Hearth & Care of Greenfield, LLC.

Default. The word "Default" means the Default set forth in this Assignment in the section titled "Default".

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Assignment in the default section of this Assignment.

Grantor. The word "Grantor" means Hearth & Care of Greenfield, LLC.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Indebtedness. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Grantor's obligations or expenses incurred by Lender to enforce Grantor's obligations under this Assignment, together with interest on such amounts as provided in this Assignment. Specifically, without limitation, Indebtedness includes all amounts that may be indirectly secured by the Cross-Collateralization provision of this Assignment.

Lender. The word "Lender" means Cornerstone Bank, its successors and assigns.

Note. The word "Note" means the promissory note dated July 23, 2004, **in the original principal amount of $1,412,000.00** from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Assignment" section of this Assignment.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

Rents. The word "Rents" means all of Grantor's present and future rights, title and interest in, to and under any and all present and future leases, including, without limitation, all rents, revenue, income, issues, royalties, bonuses, accounts receivable, cash or security deposits, advance rentals, profits and proceeds from the Property, and other payments and benefits derived or to be derived from such leases of

every kind and nature, whether due now or later, including without limitation Grantor's right to enforce such leases and to receive and collect payment and proceeds thereunder

THE UNDERSIGNED ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS ASSIGNMENT, AND NOT PERSONALLY BUT AS AN AUTHORIZED SIGNER, HAS CAUSED THIS ASSIGNMENT TO BE SIGNED AND EXECUTED ON BEHALF OF GRANTOR ON JULY 23, 2004.

GRANTOR:

HEARTH & CARE OF GREENFIELD, LLC

By: COPY Gary L Wade
Gary L. Wade, Manager of Hearth & Care of Greenfield, LLC

By: COPY David A Tenwick
David A. Tenwick, Manager of Hearth & Care of Greenfield, LLC

This Instrument was prepared by ______________________________

LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF ______________________)
) SS
COUNTY OF ______________________)

On this ____________ day of ______________________, 20 ______, before me, the undersigned Notary Public, personally appeared Gary L. Wade, Manager; David A. Tenwick, Manager of Hearth & Care of Greenfield, LLC, and known to me to be of the limited liability company that executed the ASSIGNMENT OF RENTS and acknowledged before me the Assignment to be the free and voluntary act and deed of the limited liability company, by authority of statute, its articles of organization or its operating agreement, for the uses and purposes therein mentioned, and on oath stated that they are authorized to execute this Assignment and in fact executed the Assignment on behalf of the limited liability company

By ______________________________ Residing at ______________________________

Notary Public in and for the State of ______________ My commission expires ______________________

CORPORATE RESOLUTION TO GUARANTEE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,412,000.00	07-23-2004	03-01-2030	11825732			PRT	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Hearth & Care of Greenfield, LLC
5057 Troy Road
Springfield, OH 45502

Lender: Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502
(937) 325-4683

Corporation: Hearth & Home of Ohio, Inc.
5057 Troy Road
Springfield, OH 45502

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is Hearth & Home of Ohio, Inc. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Ohio. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 5057 Troy Road, Springfield, OH 45502. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of The Corporation's state of organization or any change in The Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and The Corporation's business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on **July 23, 2004**, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person is an officer of Hearth & Home of Ohio, Inc.:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
Gary L. Wade	President	Y	X [signature]

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Guaranty. To guarantee or act as surety for loans or other financial accommodations to Borrower from Lender on such guarantee or surety terms as may be agreed upon between the officer of the Corporation and Lender and in such sum or sums of money as in his or her judgment should be guaranteed or assured. (the "Guaranty")

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Further Acts. To do and perform such other acts and things and to execute and deliver such other documents and agreements, **including agreements waiving the right to a trial by jury and confessing judgment against the Corporation,** as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: None.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Guarantee is dated July 23, 2004.

CERTIFIED TO AND ATTESTED BY:

X COPY [signature]
David A. Tenwick, Sec./Treas.

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

COMMERCIAL GUARANTY

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
						PRT	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Hearth & Care of Greenfield, LLC
5057 Troy Road
Springfield, OH 45502

Lender: Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502
(937) 325-4683

Guarantor: Hearth & Home of Ohio, Inc
5057 Troy Road
Springfield, OH 45502

AMOUNT OF GUARANTY. This is a guaranty of payment of the Note, including without limitation the principal Note amount of One Million Four Hundred Twelve Thousand & 00/100 Dollars ($1,412,000.00).

GUARANTY. For good and valuable consideration, Hearth & Home of Ohio, Inc. ("Guarantor") absolutely and unconditionally guarantees and promises to pay to Cornerstone Bank ("Lender") or its order, in legal tender of the United States of America, the Indebtedness (as that term is defined below) of Hearth & Care of Greenfield, LLC ("Borrower") to Lender on the terms and conditions set forth in this Guaranty.

MAXIMUM LIABILITY. The maximum liability of Guarantor under this Guaranty shall not exceed at any one time the amount of the Indebtedness described herein, plus all costs and expenses of (A) enforcement of this Guaranty and (B) collection and sale of any collateral securing this Guaranty

The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor's liability will be Guarantor's aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

INDEBTEDNESS GUARANTEED. The Indebtedness guaranteed by this Guaranty includes the Note, including (a) all principal, (b) all interest, (c) all late charges, (d) all loan fees and loan charges, and (e) all collection costs and expenses relating to the Note or to any collateral for the Note. Collection costs and expenses include without limitation all of Lender's attorneys' fees

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (A) to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever

Guarantor also waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower

to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

CONFESSION OF JUDGMENT. Guarantor hereby irrevocably authorizes and empowers any attorney-at-law, including an attorney hired by Lender, to appear in any court of record and to confess judgment against Guarantor for the unpaid amount of this Guaranty as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys' fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Guaranty, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Guarantor waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Guaranty have been paid in full. Guarantor waives any conflict of interest that an attorney hired by Lender may have in acting on behalf of Guarantor in confessing judgment against Guarantor while such attorney is retained by Lender. Guarantor expressly consents to such attorney acting for Guarantor in confessing judgment.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by, construed and enforced in accordance with federal law and the laws of the State of Ohio. This Guaranty has been accepted by Lender in the State of Ohio.

Choice of Venue. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Clark County, State of Ohio.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. Any notice required to be given under this Guaranty shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waive Jury. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means Hearth & Care of Greenfield, LLC and includes all co-signers and co-makers signing the Note.

Guarantor. The word "Guarantor" means each and every person or entity signing this Guaranty, including without limitation Hearth & Home of Ohio, Inc.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word "Lender" means Cornerstone Bank, its successors and assigns.

Note. The word "Note" means the promissory note dated July 23, 2004, **in the original principal amount of $1,412,000.00** from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JULY 23, 2004.

NOTICE: FOR THIS NOTICE "YOU" MEANS THE GUARANTOR AND "CREDITOR" AND "HIS" MEANS LENDER.

WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

GUARANTOR:

HEARTH & HOME OF OHIO, INC.

By: COPY Gary L Wade
Gary L. Wade, President of Hearth & Home of Ohio, Inc.

CONSTRUCTION LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,412,000.00	07-21-2004	03-01-2030	11825732			PRT	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Hearth & Care of Greenfield, LLC
5057 Troy Road
Springfield, OH 45502

Lender: Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502
(937) 325-4683

23 DAT

THIS CONSTRUCTION LOAN AGREEMENT dated July 21, 2004, is made and executed between Hearth & Care of Greenfield, LLC ("Borrower") and Cornerstone Bank ("Lender") on the following terms and conditions. Borrower has applied to Lender for one or more loans for purposes of constructing the Improvements on the Real Property described below. Lender is willing to lend the loan amount to Borrower solely under the terms and conditions specified in this Agreement and in the Related Documents, to each of which Borrower agrees. Borrower understands and agrees that: (A) In granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement, and (B) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

23 DAT

TERM. This Agreement shall be effective as of July 21, 2004, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

LOAN. The Loan shall be in an amount not to exceed the principal sum of U.S. $1,412,000.00 and shall bear interest on so much of the principal sum as shall be advanced pursuant to the terms of this Agreement and the Related Documents. The Loan shall bear interest on each Advance from the date of the Advance in accordance with the terms of the Note. Borrower shall use the Loan Funds solely for the following specific purposes: No loan proceeds shall be paid to a partner, stockholder or beneficiary of the borrower. The Loan amount shall be subject at all times to all maximum limits and conditions set forth in this Agreement or in any of the Related Documents, including without limitation, any limits relating to loan to value ratios and acquisition and Project costs.

PROJECT DESCRIPTION. The word "Project" as used in this Agreement means the construction and completion of all Improvements contemplated by this Agreement, including without limitation the erection of the building or structure on the Real Property identified to this Agreement by Borrower and Lender, installation of equipment and fixtures, landscaping, and all other work necessary to make the Project usable and complete for the intended purposes. The Project includes the following work:

Improvements to real estate located at 238 South Washington Street, Greenfield, OH 45123.

The word "Property" as used in this Agreement means the Real Property together with all Improvements, all equipment, fixtures, and other articles of personal property now or subsequently attached or affixed to the Real Property, together with all accessions, parts, and additions to, all replacements of, and all substitutions for any of such property, and all proceeds (including insurance proceeds and refunds of premiums) from any sale or other disposition of such property. **The real estate described below constitutes the Real Property as used in this Agreement.**

The real estate or its address is commonly known as:
Real Property located at 238 South Washington Street, Greenfield, OH 45123.

FEES AND EXPENSES. Whether or not the Project shall be consummated, Borrower shall assume and pay upon demand all out-of-pocket expenses incurred by Lender in connection with the preparation of loan documents and the making of the Loan, including without limitation the following: (A) all closing costs, loan fees, and disbursements; (B) all expenses of Lender's legal counsel; and (C) all title examination fees, title insurance premiums, appraisal fees, survey costs, required fees, and filing and recording fees.

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's account numbered 17100507 the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

NO CONSTRUCTION PRIOR TO RECORDING OF SECURITY DOCUMENT. Borrower will not permit any work or materials to be furnished in connection with the Project until (A) Borrower has signed the Related Documents; (B) Lender's mortgage or deed of trust and other Security Interests in the Property have been duly recorded and perfected; (C) Lender has been provided evidence, satisfactory to Lender, that Borrower has obtained all insurance required under this Agreement or any Related Documents and that Lender's liens on the Property and Improvements are valid perfected first liens, subject only to such exceptions, if any, acceptable to Lender.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Borrower is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Ohio. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 5057 Troy Road, Springfield, OH 45502. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of organization or membership agreements, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of Borrower's Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify and hold

harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

Title to Property. Borrower has, or on the date of first disbursement of Loan proceeds will have, good and marketable title to the Collateral free and clear of all defects, liens, and encumbrances, excepting only liens for taxes, assessments, or governmental charges or levies not yet delinquent or payable without penalty or interest, and such liens and encumbrances as may be approved in writing by the Lender. The Collateral is contiguous to publicly dedicated streets, roads, or highways providing access to the Collateral.

Project Costs. The Project costs are true and accurate estimates of the costs necessary to complete the Improvements in a good and workmanlike manner according to the Plans and Specifications presented by Borrower to Lender, and Borrower shall take all steps necessary to prevent the actual cost of the Improvements from exceeding the Project costs.

Utility Services. All utility services appropriate to the use of the Project after completion of construction are available at the boundaries of the Collateral.

Assessment of Property. The Collateral is and will continue to be assessed and taxed as an independent parcel by all governmental authorities.

Compliance with Governing Authorities. Borrower has examined and is familiar with all the easements, covenants, conditions, restrictions, reservations, building laws, regulations, zoning ordinances, and federal, state, and local requirements affecting the Project. The Project will at all times and in all respects conform to and comply with the requirements of such easements, covenants, conditions, restrictions, reservations, building laws, regulations, zoning ordinances, and federal, state, and local requirements.

Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Approval of Contractors, Subcontractors, and Materialmen. Lender shall have approved a list of all contractors employed in connection with the construction of the Improvements, showing the name, address, and telephone number of each contractor, a general description of the nature of the work to be done, the labor and materials to be supplied, the names of materialmen, if known, and the approximate dollar value of the labor, work, or materials with respect to each contractor or materialman. Lender shall have the right to communicate with any person to verify the facts disclosed by the list or by any application for any Advance, or for any other purpose.

Plans, Specifications, and Permits. Lender shall have received and accepted a complete set of written Plans and Specifications setting forth all Improvements for the Project, and Borrower shall have furnished to Lender copies of all permits and requisite approvals of any governmental body necessary for the construction and use of the Project.

Architect's and Construction Contracts. Borrower shall have furnished in form and substance satisfactory to Lender an executed copy of the Architect's Contract and an executed copy of the Construction Contract.

Budget and Schedule of Estimated Advances. Lender shall have approved detailed budget and cash flow projections of total Project costs and a schedule of the estimated amount and time of disbursements of each Advance.

Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the consummation of the Project and duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, in their sole discretion, may require.

Bond. If requested by Lender, Borrower shall have furnished a performance and payment bond in an amount equal to 100% of the amount of the Construction Contract, as well as a materialmen's and mechanics' payment bond, with such riders and supplements as Lender may require, each in form and substance satisfactory to Lender, naming the General Contractor as principal and Lender as an additional obligee.

Appraisal. If required by Lender, an appraisal shall be prepared for the Property, at Borrower's expense, which in form and substance shall be satisfactory to Lender, in Lender's sole discretion, including applicable regulatory requirements.

Plans and Specifications. If requested by Lender, Borrower shall have assigned to Lender on Lender's forms the Plans and Specifications for the Project.

Environmental Report. If requested by Lender, Borrower shall have furnished to Lender, at Borrower's expense, an environmental report and certificate on the Property in form and substance satisfactory to Lender, prepared by an engineer or other expert satisfactory to Lender stating that the Property complies with all applicable provisions and requirements of the "Hazardous Substances" paragraph set forth in this Agreement.

Soil Report. If requested by Lender, Borrower shall have furnished to Lender, at Borrower's expenses, a soil report for the Property in form and substance satisfactory to Lender, prepared by a registered engineer satisfactory to Lender stating that the Property is free from soil or other geological conditions that would preclude its use or development as contemplated without extra expense for precautionary, corrective or remedial measures.

Survey. If requested by Lender, Borrower shall have furnished to Lender a survey of recent date, prepared and certified by a qualified surveyor and providing that the Improvements, if constructed in accordance with the Plans and Specifications, shall lie wholly within the boundaries of the Collateral without encroachment or violation of any zoning ordinances, building codes or regulations, or setback requirements, together with such other information as Lender in its sole discretion may require.

Zoning. Borrower shall have furnished evidence satisfactory to Lender that the Collateral is duly and validly zoned for the construction, maintenance, and operation of the Project.

Title Insurance. Borrower shall have provided to Lender an ALTA Lender's extended coverage policy of title insurance with such endorsements as Lender may require, issued by a title insurance company acceptable to Lender and in a form, amount, and content satisfactory to Lender, insuring or agreeing to insure that Lender's security agreement or other security document on the Property is or will be upon recordation a valid first lien on the Property free and clear of all defects, liens, encumbrances, and exceptions except those as specifically accepted by Lender in writing. If requested by Lender, Borrower shall provide to Lender, at Borrower's expense, a foundation endorsement to the title policy upon the completion of each foundation for the Improvements, showing no encroachments, and upon completion an endorsement which insures the lien-free completion of the Improvements.

Insurance. Unless waived by Lender in writing, Borrower shall have delivered to Lender the following insurance policies or evidence thereof: (a) an all risks course of construction insurance policy (builder's risk), with extended coverage covering the Improvements issued in an amount and by a company acceptable to Lender, containing a loss payable or other endorsement satisfactory to Lender insuring Lender as mortgagee, together with such other endorsements as may be required by Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender; (b) owners and General Contractor general liability insurance, public liability and workmen's compensation insurance; (c) flood insurance if required by Lender or applicable law; and (d) all other insurance required by this Agreement or by the Related Documents.

Workers' Compensation Coverage. Provide to Lender proof of the General Contractor's compliance with all applicable workers' compensation laws and regulations with regard to all work performed on the Project.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Satisfactory Construction. All work usually done at the stage of construction for which disbursement is requested shall have been done in a good and workmanlike manner and all materials and fixtures usually furnished and installed at that stage of construction shall have been furnished and installed, all in compliance with the Plans and Specifications. Borrower shall also have furnished to Lender such proofs as Lender may require to establish the progress of the work, compliance with applicable laws, freedom of the Property from liens, and the basis for the requested disbursement.

Certification. Borrower shall have furnished to Lender a certification by an engineer, architect, or other qualified inspector acceptable to Lender that the construction of the Improvements has complied and will continue to comply with all applicable statutes, ordinances, codes, regulations, and similar requirements.

Lien Waivers. Borrower shall have obtained and attached to each application for an Advance, including the Advance to cover final payment to the General Contractor, executed acknowledgments of payments of all sums due and releases of mechanic's and materialmen's liens, satisfactory to Lender, from any party having lien rights, which acknowledgments of payment and releases of liens shall cover all work, labor, equipment, materials done, supplied, performed, or furnished prior to such application for an Advance.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

DISBURSEMENT OF LOAN FUNDS. The following provisions relate to the disbursement of funds from the Loan Fund.

Application for Advances. Each application shall be stated on a standard AIA payment request form or other form approved by Lender, executed by Borrower, and supported by such evidence as Lender shall reasonably require. Borrower shall apply only for disbursement with respect to work actually done by the General Contractor and for materials and equipment actually incorporated into the Project. Each application for an Advance shall be deemed a certification of Borrower that as of the date of such application, all representations and warranties contained in the Agreement are true and correct, and that Borrower is in compliance with all of the provisions of this Agreement.

Payments. At the sole option of Lender, Advances may be paid in the joint names of Borrower and the General Contractor, subcontractor(s), or supplier(s) in payment of sums due under the Construction Contract. At its sole option, Lender may directly pay the General Contractor and any subcontractors or other parties the sums due under the Construction Contract. Borrower appoints Lender as its attorney-in-fact to make such payments. This power shall be deemed coupled with an interest, shall be irrevocable, and shall survive an Event of Default under this Agreement.

Projected Cost Overruns. If Lender at any time determines in its sole discretion that the amount in the Loan Fund is insufficient, or will be insufficient, to complete fully and to pay for the Project, then within ten (10) days after receipt of a written request from Lender, Borrower shall deposit in the Loan Fund an amount equal to the deficiency as determined by Lender. The judgment and determination of Lender under this section shall be final and conclusive. Any such amounts deposited by Borrower shall be disbursed prior to any Loan proceeds.

Final Payment to General Contractor. Upon completion of the Project and fulfillment of the Construction Contract to the satisfaction of Lender and provided sufficient Loan Funds are available, Lender shall make an Advance to cover the final payment due to the General Contractor upon delivery to Lender of endorsements to the ALTA title insurance policy following the posting of the completion notice, as provided under applicable law. Construction shall not be deemed complete for purposes of final disbursement unless and until Lender shall have received all of the following:

(1) Evidence satisfactory to Lender that all work under the Construction Contract requiring inspection by any governmental authority with jurisdiction has been duly inspected and approved by such authority, that a certificate of occupancy has been issued, and that all parties performing work have been paid, or will be paid, for such work;

(2) A certification by an engineer, architect, or other qualified inspector acceptable to Lender that the Improvements have been completed substantially in accordance with the Plans and Specifications and the Construction Contract, that direct connection has been made to all utilities set forth in the Plans and Specifications, and that the Project is ready for occupancy; and

(3) Acceptance of the completed improvements by Lender and Borrower.

Construction Default. If Borrower fails in any respect to comply with the provisions of this Agreement or if construction ceases before completion regardless of the reason, Lender, at its option, may refuse to make further Advances, may accelerate the indebtedness under the terms of the Note, and without thereby impairing any of its rights, powers, or privileges, may enter into possession of the construction site and perform or cause to be performed any and all work and labor necessary to complete the improvements, substantially in accordance with the Plans and Specifications.

Damage or Destruction. If any of the Collateral or Improvements is damaged or destroyed by casualty of any nature, within sixty (60) days thereafter Borrower shall restore the Collateral and Improvements to the condition in which they were before such damage or destruction with funds other than those in the Loan Fund. Lender shall not be obligated to make disbursements under this Agreement until such restoration has been accomplished.

Adequate Security. When any event occurs that Lender determines may endanger completion of the Project or the fulfillment of any condition or covenant in this Agreement, Lender may require Borrower to furnish, within ten (10) days after delivery of a written request, adequate security to eliminate, reduce, or indemnify Lender against such danger. In addition, upon such occurrence, Lender in its sole discretion may advance funds or agree to undertake to advance funds to any party to eliminate, reduce, or indemnify Lender against, such danger or to complete the Project. All sums paid by Lender pursuant to such agreements or undertakings shall be for Borrower's account and shall be without prejudice to Borrower's rights, if any, to receive such funds from the party to whom paid. All sums expended by Lender in the exercise of its option to complete the Project or protect Lender's interests shall be payable to Lender on demand together with interest from the date of the Advance at the rate applicable to the Loan. In addition, any Advance of funds under this Agreement, including without limitation direct disbursements to the General Contractor or other parties in payment of sums due under the Construction Contract, shall be deemed to have been expended by or on behalf of Borrower and to have been secured by Lender's Mortgage, if any, on the Collateral.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

LIMITATION OF RESPONSIBILITY. The making of any Advance by Lender shall not constitute or be interpreted as either (A) an approval or acceptance by Lender of the work done through the date of the Advance, or (B) a representation or indemnity by Lender to any party against any deficiency or defect in the work or against any breach of any contract. Inspections and approvals of the Plans and Specifications, the Improvements, the workmanship and materials used in the Improvements, and the exercise of any other right of inspection, approval, or inquiry granted to Lender in this Agreement are acknowledged to be solely for the protection of Lender's interests, and under no circumstances shall they be construed to impose any responsibility or liability of any nature whatsoever on Lender to any party. Neither Borrower nor any contractor, subcontractor, materialman, laborer, or any other person shall rely, or have any right to rely, upon Lender's determination of the appropriateness of any Advance. No disbursement or approval by Lender shall constitute a representation by Lender as to the nature of the Project, its construction, or its intended use for Borrower or for any other person, nor shall it constitute an indemnity by Lender to Borrower or to any other person against any deficiency or defects in the Project or against any breach of any contract.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

AND/OR USDA RURAL ...

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

DAT

Financial Statements. Furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than one-hundred-twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, compiled by a certified public accountant satisfactory to Lender.

Interim Statements. As soon as available, but in no event later than thirty (30) days after the end of each fiscal quarter, Borrower's balance

sheet and profit and loss statement for the period ended, prepared by Borrower.

Tax Returns. As soon as available after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by a tax professional satisfactory to Lender.

Additional Requirements. Annual audited financial statement of Adcare Health Systems, Inc are due 120 days after fiscal year-end. Annual compiled financial statement of Hearth & Home of Ohio, Inc are due 120 days after fiscal year-end.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

Financial Covenants and Ratios. Comply with the following covenants and ratios:

Working Capital Requirements. Borrower shall comply with the following working capital ratio requirements:

Current Ratio. Maintain a Current Ratio in excess of 1.000 to 1.000. The term "Current Ratio" means Borrower's total Current Assets divided by Borrower's total Current Liabilities.

Tangible Net Worth Requirements. Other Net Worth requirements are as follows: **Maintain a mimimum total net worth of $438,507 as of the closing date. The required minimum net worth shall be increased at each subsequent year-end by the amount of the borrower's net income for the year. An exception to this required increase will be for the payment of dividends as hereinafter permitted. Tangible net worth as of the date of closing shall not be less than 10% of total assets.**

Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Insurance. Maintain fire and other risk insurance, hail, federal crop insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender's forms, and in the amounts and under the conditions set forth in those guaranties.

Names of Guarantors	Amounts
Adcare Health Systems, Inc.	**$1,412,000.00
Hearth & Home of Ohio, Inc.	**$1,412,000.00

Loan Fees, Charges and Expenses. Whether or not the Project is completed, Borrower also shall pay upon demand all out-of-pocket expenses incurred by Lender in connection with the preparation of loan documents and the making of the Loan, including, without limitation, all closing costs, fees, and disbursements, all expenses of Lender's legal counsel, and all title examination fees, title insurance premiums, appraisal fees, survey costs, required fees, and filing and recording fees.

Loan Proceeds. Use all Loan proceeds solely for the following specific purposes: **No loan proceeds shall be paid to a partner, stockholder or beneficiary of the borrower.**

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

Compliance Certificates. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

Construction of the Project. Commence construction of the Project no later than July 21, 2004, and cause the Improvements to be constructed and equipped in a diligent and orderly manner and in strict accordance with the Plans and Specifications approved by Lender, the Construction Contract, and all applicable laws, ordinances, codes, regulations, and rights of adjoining or concurrent property owners. Borrower agrees to complete the Project for purposes of final payment to the General Contractor on or before March 1, 2005, regardless of the reason for any delay.

Defects. Upon demand of Lender, promptly correct any defect in the Improvements or any departure from the Plans and Specifications not approved by Lender in writing before further work shall be done upon the portion of the Improvements affected.

Project Claims and Litigation. Promptly inform Lender of (1) all material adverse changes in the financial condition of the General Contractor; (2) any litigation and claims, actual or threatened, affecting the Project or the General Contractor, which could materially affect the successful completion of the Project or the ability of the General Contractor to complete the Project as agreed; and (3) any condition or event which constitutes a breach or default under any of the Related Documents or any contract related to the Project.

Payment of Claims and Removal of Liens. (1) Cause all claims for labor done and materials and services furnished in connection with the Improvements to be fully paid and discharged in a timely manner, (2) diligently file or procure the filing of a valid notice of completion of the Improvements, or such comparable document as may be permitted under applicable lien laws, (3) diligently file or procure the filing of a notice of cessation, or such comparable document as may be permitted under applicable lien laws, upon the happening of cessation of labor on the Improvements for a continuous period of thirty (30) days or more, and (4) take all reasonable steps necessary to remove all claims of liens against the Collateral, the Improvements or any part of the Collateral or Improvements, or any rights or interests appurtenant to the Collateral or Improvements. Upon Lender's request, Borrower shall make such demands or claims upon or against laborers, materialmen, subcontractors, or other persons who have furnished or claim to have furnished labor, services, or materials in connection with the Improvements, which demands or claims shall under the laws of the State of Ohio require diligent assertions of lien claims upon penalty of loss or waiver thereof. Borrower shall, within ten (10) days after the filing of any claim of lien that is disputed or contested by Borrower, provide Lender with a surety bond issued by a surety acceptable to Lender sufficient to release the claim of lien or deposit with Lender an amount satisfactory to Lender for the possibility that the contest will be unsuccessful. If Borrower fails to remove any lien on the Collateral or Improvements or provide a bond or deposit pursuant to this provision, Lender may pay such lien, or may contest the validity of the lien, and Borrower shall pay all costs and expenses of such contest, including Lender's reasonable attorneys' fees.

Taxes and Claims. Pay and discharge when due all of Borrower's indebtedness, obligations, and claims that, if unpaid, might become a lien or

charge upon the Collateral or Improvements; provided, however, that Borrower shall not be required to pay and discharge any such indebtedness, obligation, or claim so long as (1) its legality shall be contested in good faith by appropriate proceedings, (2) the indebtedness, obligation, or claim does not become a lien or charge upon the Collateral or Improvements, and (3) Borrower shall have established on its books adequate reserves with respect to the amount contested in accordance with GAAP. If the indebtedness, obligation, or claim does become a lien or charge upon the Collateral or Improvements, Borrower shall remove the lien or charge as provided in the preceding paragraph.

Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests in the Collateral and Improvements.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Capital Expenditures. Make or contract to make capital expenditures, including leasehold improvements, in any fiscal year in excess of $ 10,000 or incur liability for rentals of property (including both real and personal property) in an amount which, together with capital expenditures, shall in any fiscal year exceed such sum.

Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

Additional Financial Restrictions. Not assume the liabilities or obligations of others.

Pay dividends or permit withdrawals or principal payments on subordinated debt, except as hereinafter permitted. Restrictions on dividend payments/cash withdraws (including payments on subordinated debt, if any). Dividend payments will be limited to an amount that, when taken, will not adversely affect the repayment ability of the borrower. No dividend payments will be made unless (1) an after-tax profit was made in the preceding fiscal year, (2) the borrower is and will remain in compliance with covenants of the Loan Agreement and Conditional Commitment, (3) all borrower debts are paid to a current status, and (4) prior written concurrence of the lender is obtained or as is specified in the Loan Agreement. This is not intended to apply to dividend payments to cover tax liability resulting from the profitability of the business.

Sell fixed assets, except in the normal course of business, without prior written consent of the Lender and the USDA.

Permit any change in ownership, whether by sale, merger consolidation , or otherwise without the prior written consent of Lender and USDA, which shall not be unreasonably withheld.

Pay any compensation to the officers or managing members of Borrower.

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) make any distribution with respect to any capital account, whether by reduction of capital or otherwise.

Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Modification of Contract. Make or permit to be made any modification of the Construction Contract.

Liens. Create or allow to be created any lien or charge upon the Collateral or the Improvements.

Agreements. Borrower will not enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

GENERAL PROJECT PROVISIONS. The following provisions relate to the construction and completion of the Project:

Change Orders. All requests for changes in the Plans and Specifications, other than minor changes involving no extra cost, must be in writing, signed by Borrower and the architect, and delivered to Lender for its approval. Borrower will not permit the performance of any work pursuant to any change order or modification of the Construction Contract or any subcontract without the written approval of Lender. Borrower will obtain any required permits or authorizations from governmental authorities having jurisdiction before approving or requesting a new change order.

Purchase of Materials; Conditional Sales Contracts. No materials, equipment, fixtures, or articles of personal property placed in or incorporated into the Project shall be purchased or installed under any Security Agreement or other agreement whereby the seller reserves or purports to reserve title or the right of removal or repossession, or the right to consider such items as personal property after their incorporation into the Project, unless otherwise authorized by Lender in writing.

Lender's Right of Entry and Inspection. Lender and its agents shall have at all times the right of entry and free access to the Property and the right to inspect all work done, labor performed, and materials furnished with respect to the Project. Lender shall have unrestricted access to and the right to copy all records, accounting books, contracts, subcontracts, bills, statements, vouchers, and supporting documents of Borrower relating in any way to the Project.

Lender's Right to Stop Work. If Lender in good faith determines that any work or materials do not conform to the approved Plans and Specifications or sound building practices, or otherwise depart from any of the requirements of this Agreement, Lender may require the work to be stopped and withhold disbursements until the matter is corrected. In such event, Borrower will promptly correct the work to Lender's satisfaction. No such action by Lender will affect Borrower's obligation to complete the Improvements on or before the Completion Date. Lender is under no duty to supervise or inspect the construction or examine any books and records. Any inspection or examination by Lender is for the sole purpose of protecting Lender's security and preserving Lender's rights under this Agreement. No default of Borrower will be waived by any inspection by Lender. In no event will any inspection by Lender be a representation that there has been or will be compliance with the Plans and Specifications or that the construction is free from defective materials or workmanship.

Indemnity. Borrower shall indemnify and hold Lender harmless from any and all claims asserted against Lender or the Property by any person, entity, or governmental body, or arising out of or in connection with the Property, Improvements, or Project. Lender shall be entitled to appear in any proceedings to defend itself against such claims, and all costs and expenses attorneys' fees incurred by Lender in connection with such defense shall be paid by Borrower to Lender. Lender shall, in its sole discretion, be entitled to settle or compromise any asserted claims against it, and such settlement shall be binding upon Borrower for purposes of this indemnification. All amounts paid by Lender under this paragraph shall be secured by Lender's security agreement or Mortgage, if any, on the Property, shall be deemed an additional principal Advance under the Loan, payable upon demand, and shall bear interest at the rate applicable to the Loan.

Publicity. Lender may display a sign at the construction site informing the public that Lender is the construction lender for the Project. Lender may obtain other publicity in connection with the Project through press releases and participation in ground-breaking and opening ceremonies and similar events.

Actions. Lender shall have the right to commence, appear in, or defend any action or proceeding purporting to affect the rights, duties, or liabilities of the parties to this Agreement, or the disbursement of funds from the Loan Fund. In connection with this right, Lender may incur and pay reasonable costs, expenses and attorneys' fees. Borrower covenants to pay to Lender on demand all such expenses, together with interest from the date Lender incurs the expense at the rate specified in the Note, and Lender is authorized to disburse funds from the Loan Fund for such purposes.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in

Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos

Improvements. The word "Improvements" means all existing and future buildings, structures, facilities, fixtures, additions, and similar construction on the Collateral.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents

Lender. The word "Lender" means Cornerstone Bank, its successors and assigns

Loan. The word "Loan" means the loan or loans made to Borrower under this Agreement and the Related Documents as described

Loan Fund. The words "Loan Fund" mean the undisbursed proceeds of the Loan under this Agreement together with any equity funds or other deposits required from Borrower under this Agreement

Note. The word "Note" means the promissory note dated July 23, 2004, **in the original principal amount of $1,412,000.00** from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement

Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

Plans and Specifications. The words "Plans and Specifications" mean the plans and specifications for the Project which have been submitted to and initialed by Lender, together with such changes and additions as may be approved by Lender in writing

Project. The word "Project" means the construction project as described in the "Project Description" section of this Agreement.

Project Documents. The words "Project Documents" mean the Plans and Specifications, all studies, data and drawings relating to the Project, whether prepared by or for Borrower, the Construction Contract, the Architect's Contract, and all other contracts and agreements relating to the Project or the construction of the Improvements

Property. The word "Property" means the property as described in the "Project Description" section of this Agreement.

Real Property. The words "Real Property" mean the real property, interests and rights, as further described in the "Project Description" section of this Agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan

Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS CONSTRUCTION LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS CONSTRUCTION LOAN AGREEMENT IS DATED JULY 23, 2004.

BORROWER:

HEARTH & CARE OF GREENFIELD, LLC

By: Gary L. Wade (signature)
Gary L. Wade, Manager of Hearth & Care of Greenfield, LLC

By: David A. Tenwick (signature)
David A. Tenwick, Manager of Hearth & Care of Greenfield, LLC

LENDER:

CORNERSTONE BANK

By: (signature)
Authorized Signer

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,412,000.00	07-23-2004	03-01-2030	11825732			PRT	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Grantor: Hearth & Care of Greenfield, LLC
5057 Troy Road
Springfield, OH 45502

Lender: Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502
(937) 325-4683

INSURANCE REQUIREMENTS. Grantor, Hearth & Care of Greenfield, LLC ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral: 238 South Washington Street, Greenfield, OH 45123.
Type: Fire and extended coverage. SEE ATTACHED "ALLONGE TO AGREEMENT TO PROVIDE INSURANCE"
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.
Latest Delivery Date: By the loan closing date.

Collateral: All Inventory and EquipmentAll .
Type: All risks, including fire, theft and liability.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
Latest Delivery Date: By the loan closing date.

Collateral: All Fixtures
Type: All risks, including fire, theft and liability.
Amount: Full Insurable Value.
Basis: Replacement value
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
Latest Delivery Date: By the loan closing date

GLW DAT

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE. Flood Insurance for the Collateral securing this loan is described as follows:

Real Estate at 238 South Washington Street, Greenfield, OH 45123.
The Collateral securing this loan is not currently located in an area identified as having special flood hazards. Therefore, no special flood hazard insurance is necessary at this time. Should the Collateral at any time be deemed to be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, if available, within 45 days after notice is given by Lender that the Collateral is located in a special flood hazard area, for the full unpaid balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program or from private insurers.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of July 23, 2004, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JULY 23, 2004.

GRANTOR:

HEARTH & CARE OF GREENFIELD, LLC

By: *[signature]*
Gary L. Wade, Manager of Hearth & Care of Greenfield, LLC

By: *[signature]*
David A. Tenwick, Manager of Hearth & Care of Greenfield, LLC

FOR LENDER USE ONLY
INSURANCE VERIFICATION

DATE: ____________ PHONE (260) 672-9000

AGENT'S NAME: Martin B. Peters

AGENCY: Corporate Insurance Group, LLC

ADDRESS: 676 Geiger Drive Suite A, Roanoke, IN 46783-0399

INSURANCE COMPANY: CNA Insurance

POLICY NUMBER: LHH2057236387

EFFECTIVE DATES: ____________

COMMENTS: ____________

AGREEMENT TO PROVIDE INSURANCE
(Continued)

FOR LENDER USE ONLY
INSURANCE VERIFICATION

DATE: ____________________ PHONE (260) 672-9000

AGENT'S NAME: Martin B. Peters
AGENCY: Corporate Insurance Group, LLC
ADDRESS: 578 Geiger Drive, Suite A, Roanoke, IN 46783-0399
INSURANCE COMPANY: CNA Insurance
POLICY NUMBER: LHH2057236387
EFFECTIVE DATES: ____________________

COMMENTS: ____________________

FOR LENDER USE ONLY
INSURANCE VERIFICATION

DATE: ____________________ PHONE (260) 672-9000

AGENT'S NAME: Martin B. Peters
AGENCY: Corporate Insurance Group, LLC
ADDRESS: 578 Geiger Drive, Suite A, Roanoke, IN 46783-0399
INSURANCE COMPANY: CNA Insurance
POLICY NUMBER: LHH2057236387
EFFECTIVE DATES: ____________________

COMMENTS: ____________________

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,412,000.00	07-23-2004	03-01-2030	11825732			PRT	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Hearth & Care of Greenfield, LLC
5057 Troy Road
Springfield, OH 45502

Lender: Cornerstone Bank
Main Office
28 East Main Street
Springfield, OH 45502
(937) 325-4683

LOAN TYPE. This is a Variable Rate Nondisclosable Loan to a Limited Liability Company for $1,412,000.00 due on March 1, 2030.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ Personal, Family, or Household Purposes or Personal Investment.

☒ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Refinance land contract and finance expansion of facilities.

FLOOD INSURANCE. Some of the property that will secure the loan is not located in an area that has been identified by the Director of the Federal Emergency Management Agency as an area having special flood hazards. Therefore, although flood insurance may be available for the property, no special flood hazard insurance is required by law for this loan.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $1,412,000.00 as follows:

Undisbursed Funds:	$1,390,820.00
Other Disbursements: $21,180.00 USDA Loan Guaranty Fee	$21,180.00
Note Principal:	$1,412,000.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's account numbered 17100507 the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JULY 23, 2004.

BORROWER:

HEARTH & CARE OF GREENFIELD, LLC

By: COPY [signature]
Gary L. Wade, President of Hearth & Care of Greenfield, LLC

By: COPY [signature]
David A. Tenwick, Manager of Hearth & Care of Greenfield, LLC

COPY

PROMISSORY NOTE

Date of Note: July 23, 2004

FOR VALUE RECEIVED, Hearth & Care of Greenfield, LLC ("Borrower") promises to pay to the order of Cornerstone Bank, (herein the "Lender", which term shall include any holder hereof), at its office located at 28 East Main Street, Springfield, Ohio, 45502, or at such other place as the holder hereof may, from time to time, designate in writing, the principal sum of One Million Four Hundred Twelve Thousand Dollars ($1,412,000.00) or so much there of as shall be advanced by Lender and remain unpaid, together with all costs herein provided and interest from the date of disbursement on the principal balance hereof and thereon until said amounts have been paid in full at a rate equal to the "Contract Rate" as hereinafter defined.

The Contract Rate shall be a variable rate per annum equal to the Wall Street Journal Prime Rate (as hereinafter defined), from time to time, plus 100 basis points (100 basis points being equal to one percent(1%). The contract rate shall be subject to change on each quarter annual anniversary of the date of the note until the Conversion Date.

Notwithstanding anything to the contrary as may be contained in this Note, and provided that there shall be no Event of Default hereunder or under any the Loan Documents (as hereinafter defined), the holder of this Note shall, without notice to the undersigned, on the Conversion Date and on each three-year anniversary date thereof (the "Interest Rate Adjustment Date"), adjust the Contract rate to an interest rate per annum equal to the "index" (as hereinafter defined) plus 300 basis points.

The "index" shall mean the 25/3 advance rate of the Federal Home Loan Bank of Cincinnati.

From the date hereof through the Conversion Date, (i) interest shall be calculated on the daily unpaid principal balance hereof based on the actual number of days elapsed in the interest payment period over a year of 360 days and (it) interest only shall be payable monthly in arrears commencing on the first day of September 2004, and continuing on each calendar month thereafter until the earlier of prepayment or maturity, by acceleration or otherwise.

Commencing on the first day of the first calendar month following the Conversion Date, principal and interest shall be due and payable in equal consecutive monthly installments on the first day of each calendar month until the earlier of prepayment or maturity, by acceleration or otherwise. Subject to adjustment as provided herein, the amount of each monthly installment of principal and interest shall be the amount which would fully amortize the unpaid principal balance of the indebtedness evidenced by this Note as of the Conversion Date, such amortization to be based upon (I) the Contract Rate in effect as of the Conversion Date, (ii) an amortization period of twenty five years, and (iii) interest

being calculated on 365/360 day basis (that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal is outstanding); provided that on each Interest Rate Adjustment Date, wherein the Contract Rate changes, the amount of the monthly installments of principal and interest required hereunder shall be increased or decreased, as the case may be, to a new payment equal to the monthly amount it would take to fully amortize this Note based upon (i) the new Contract Rate, and (ii) the above referenced amortization period, less the number of years which have elapsed since the Conversion Date. If not sooner paid as hereinafter permitted, the unpaid principal sum of the Note and all accrued and unpaid interest and other charges hereunder shall be payable in full on February 1, 2030, hereinafter the "Maturity Date"). The undersigned acknowledge that if the monthly payments set forth do not fully amortize this Note, the payment due on the Maturity Date will be a balloon payment, consisting of (i) all accrued and unpaid interest and other charges and (ii) the entire unpaid principal balance hereof.

This Note and all amounts due hereunder are secured by an Open-End Mortgage (the "Mortgage"), and Assignment of Rents, conveying to Lender a first mortgage interest in certain real and personal property, together with the improvements thereon and the rents and profits thereof (the "Project") and a certain Construction Loan Agreement (the "Construction Loan Agreement") of even date providing for, among other things, the disbursement of funds hereunder. Said Mortgage, Assignment of Rents and Construction Loan Agreement, together with all other instruments and documents executed in connection with or given as security for the Note shall hereinafter be referred to collectively as the "Loan Documents".

The proceeds of the loan evidenced hereby may be advanced in partial amounts during the term hereof and prior to maturity hereof, provided that no partial advance of the principal sum shall be for less than $10,000 (not applicable if no dollar amount inserted), and no partial advance shall be made after February 1, 2005. Each such advance shall be made on the terms and conditions set forth in the Loan Agreement and in addition, Lender shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions, which shall be received by Lender in good faith from anyone reasonably believed by Lender to be the undersigned, or the undersigned's authorized agent.

The "Conversion Date' shall mean the earlier of (i) March 1, 2005, or (ii) the first day of the first calendar month following the date upon which construction of the Project has been fully completed in accordance with all of the terms and conditions of the Construction Loan Agreement, including, but not limited to, the delivery to the holder of this Note by the undersigned of a final unconditional certificate of occupancy therefore and certified copies of all other authorizations, certificates, licenses and permits required by any governmental authority with respect to the Project.

If all or any part of any monthly payment due under this Note is not received by the Lender by the close of business on the fifteenth (15th) day of the calendar month in which such payment is due, the undersigned shall pay to the lender a late charge equal to five

percent (5%) of such payment, such late charge to be immediately due and payable without notice or demand by Lender.

The undersigned may, on any business day, upon payment of all accrued interest, fees and other amounts then due and payable to the Lender, and upon at least five (5) business days prior written notice to the Lender, elect to prepay all or part of the unpaid balance of the principal; provided, however, that if (1) said prepayment shall be made:

A) before March 1, 2005, prepayment premium = 0%
B) March 1, 2005 to February 28,2006, prepayment premium = 5% x (AP-AD)
C) March 1, 2006 to February 28 2007, prepayment premium = 4% x (AP-AD)
D) March 1 2007 to February 29,2008, prepayment premium = 3% x (AP-AD)
E) March 1, 2008 to February 28, 2009, prepayment premium = 2% x (AP-AD)
F) March 1, 2009 to February 28, 2010 prepayment premium = 1% x (AP-AD)

Prepayment Premium = 1% x Y x (AP-AD)

where:

(1) AP is the Amount Paid and means the actual amount of principal paid on the prepayment;

(2) AD is the Amount Due and means the principal portion of the monthly installment due and payable on the date of the prepayment in accordance with the payment schedule above, if any; and

It is agreed that time is of the essence in the performance of all obligations hereunder and under the Loan Documents. It shall be an Event of Default hereunder if the undersigned shall fail to make any payment hereunder when due, or if any "Event of Default" or other default occurs under or in the performance or observance of any of the terms, agreements, covenants or conditions contained in the Loan Documents, or if the undersigned shall default in the payment or performance of any other obligation of the undersigned to Lender, or if Lender shall for any reason deem itself insecure with respect to the obligations evidenced by this Note, or if the collateral security herein shall decline in value and the undersigned shall fail, immediately following demand by Lender, to furnish additional collateral security acceptable to Lender. If an Event of Default occurs unless Lender elects otherwise, the entire principal balance of this Note, irrespective of the Maturity Date specified herein, together with the then accrued and unpaid interest thereon and other charges hereunder including the prepayment premium shall become immediately due and payable without notice to the undersigned, and Lender may, immediately or at any time thereafter, exercise any or all remedies available to a secured party with respect to all collateral securing this Note. Lender may, at its option, delay in or refrain from exercising some or all of its rights and remedies without prejudice thereto and regardless of any prior forbearance.

Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

The remedies of this Note and the Loan Documents providing for the enforcement of the payment of the principal sum thereby secured, together with interest thereon, and for the performance of the covenants, terms and conditions contained therein, are cumulative and concurrent and may be pursued singularly or successively or together, at the sole discretion of Lender, and may be exercised as often as occasion thereof shall occur. When the obligations, evidenced by this Note become due, by acceleration or otherwise, Lender may, at its option, demand, sue for, collect or make any compromise or settlement it deems necessary or desirable. Lender shall not be required to take any steps necessary to preserve or create any rights, benefits or privileges in the collateral held as security hereof, all of which the undersigned hereby assume to do. In the event the obligations evidenced by this Note are accelerated, any indebtedness owing to any of the undersigned from Lender may by used and applied by Lender as a payment hereunder and as a payment on any other indebtedness owing from any of the undersigned to Lender. The acceptance by Lender of payment of any sum payable hereunder after the due date of such payments shall not be a waiver of Lender's right to either require prompt payment when due of all other sums payable hereunder or to declare a default for failure to make prompt payment. Further, the waiver by Lender or failure to enforce any other term, covenant or condition of this Note, or the Loan Documents or to declare any default hereunder or thereunder, shall not operate as a waiver of any subsequent default or affect the right of Lender to exercise any right or remedy not expressly waived in writing by Lender.

To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account).

This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

The unenforceability or invalidity of any one or more provisions of this note shall not render any other provision herein contained unenforceable or invalid.

This Note and all of the Loan Documents have been executed and delivered in the State of Ohio and shall be governed by and construed in accordance with the law of the State of Ohio.

Whenever Lender is referred to in this Note, such reference shall be deemed to include the successors and assigns of Lender, including, without limitation, any subsequent assignee or holder of this Note, and all covenants, provisions and agreements by or on behalf of the undersigned and any endorsers, guarantors and sureties hereof which are contained herein shall inure to the benefit of the successors and assigns of Lender.

Notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, nothing herein contained nor any transaction related hereto shall be construed or shall operate either presently or prospectively to require the undersigned to pay interest in excess of the maximum permissible interest rate allowed by law. If any excess of interest in such respect is provided for, in this Note or any of the documents securing payment hereof or otherwise relating hereto, then in such event the effective rate of interest shall be automatically subject to reduction to the maximum permissible interest rate allowed by law.

Each of the undersigned hereby authorize any attorney at law to appear in any court of record in or of the State of Ohio, or in any other state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against any one or more of the undersigned in favor of the holder of this Note for the amount then appearing due, with interest at the rate provided for herein, together with late charges and the costs of suit, and thereupon to waive and release all errors in said proceedings and judgments, all petitions in error, all stays of execution and all rights of appeal from the judgments rendered. No such judgment or judgments against less than all of the undersigned shall be a bar to any subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon; this being a joint and several warrant of attorney to confess judgment.

WARNING- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT

JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.

Gary L. Wade, Manager, Hearth & Care of Greenfield, LLC

David A. Tenwick, Manager, Hearth & Care of Greenfield, LLC

PROMISSORY NOTE ("NOTE")
ADJUSTABLE RATE LOAN

Date of Loan: June ____, 2005

Amount of Note: One Hundred Thousand and 00/100 Dollars ($100,000.00)

Maturity Date: March 31, 2008

Interest Rate: The "Interest Rate" shall be One Percent (1%) in excess of the Prime Rate, as defined herein, charged by the Lender, computed daily for the actual number of days elapsed over a year of 360 days ("Prime Based Rate"). Prime Rate is that percentage rate of interest calculated on the basis of a 360 day year which is established by the National City Bank, Cincinnati, Ohio, or any successor thereto, from time to time as its Prime Rate, which is in effect until a new rate is established and which provides a base to which loan rates may be referenced; it is not necessarily National City's lowest loan rate. In the event of a change in such Prime Rate, the interest rate hereunder shall be adjusted accordingly ("Interest Rate Adjustment"), and such adjustment shall become effective on the date such Prime Rate changes

on 9/8/05 was 6.5%

Amortization Period: The "Amortization Period" for each amount drawn hereunder shall be the number of calendar months from the date of each advance to Borrower until the Maturity Date. For example, an advance on July 1, 2005 shall be amortized over a term of thirty-two (32) months.

Principal and Interest Monthly Payment:

Commencing on the fifteenth (15th) day of the sixth month after the first advance on this Note and monthly thereafter until this Note is paid in full, principal, amortized over the Amortization Period, for each advance, shall be due and payable in equal monthly installments based on the then drawn amount of principal, which principal payments shall be accompanied by payments of all accrued and unpaid interest.

FOR VALUE RECEIVED, the undersigned ("Borrower") does hereby covenant and promise to pay to the order of Covington Realty, LLC, an Ohio limited liability company, or its successors or assigns, at its principal office located at c/o Rookwood Properties, 8160 Corporate Park Drive, Suite 220, Cincinnati, Ohio 45242 ("Lender"), or at such other place as the Lender may designate to Borrower in writing from time to time, in legal tender of the United States, the Amount of Note, as set forth on the first page hereof or so much thereof as shall be advanced by the Lender to Borrower ("Principal Amount") pursuant to the loan agreement as provided in the First Amendment to Lease Agreement dated July 14, 2003, by and between Lender, as Lessor, and Borrower, as Lessee, both dated the date hereof, together with interest at the Interest Rate, as set forth on the first page hereof, on the Principal Amount until this Note is paid in full. Borrower shall pay a late payment premium of five percent (5%) of any principal or interest

payment made more than ten (10) days after the due date which shall be due with any such late payment.

All accrued and unpaid interest under this Note shall be payable in arrears on the fifteenth (15th) day of the sixth (6th) calendar month following the first advance on this Note and on the fifteenth (15th) day of each calendar month thereafter until this Note is paid in full. Principal payments shall be payable in arrears and shall begin to accrue on the date of the first advance to Borrower under this Note.

Commencing on the fifteenth (15th) day of the sixth (6th) month after the first advance to Borrower, Borrower shall pay the Lender an amount equal to the Initial Principal and Interest Monthly Payment and shall continue to pay such amount on the fifteenth (15th) day of each month thereafter until the Maturity Date when all sums due hereunder shall be paid in full. Such payments shall be applied monthly, first to the payment of sums advanced by the Lender, if any, as provided in this Note, the Lease or in any other document executed as collateral security for the Note ("Loan Documents"); second, to interest which became due previously; third, to interest which became due for the month for which payment is being made; fourth, to the payment of late charges provided herein; and the balance to principal, until the full amount of principal and interest has been paid, or until the unpaid balance of this Note matures, if sooner.

Unless sooner paid, the outstanding principal balance and all accrued interest due hereunder shall be payable on the Maturity Date.

This Note is executed in connection with the Lease which Lease specifies various defaults (each, a "Default") upon the happening of which all sums owing on this Note may, at the Lender's option, be declared immediately due and payable without demand or notice.

During the continuance of a Default, the Principal Amount outstanding shall bear interest at three percent (3%) per annum in excess of the Interest Rate in effect from time to time, each change in such rate to be effective as of the date of such change ("Default Rate").

Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at the trial or appellate level) or should this Note be placed in the hands of attorneys for collection upon the occurrence of a Default, Borrower agrees to pay, in addition to the principal, premium and interest due and payable hereon, all costs of collection, including reasonable attorneys' fees and expenses.

All parties to this Note, whether Borrower, principal, surety, guarantor or endorser, hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of dishonor and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note or any endorsement or guaranty of this Note, and consent to all forbearance or waiver of any term hereof or release or discharge by the Holder hereof of any of the Borrower, guarantors, endorsers or sureties or the release, substitution or exchange of any security for the payment hereof or the failure to act on the part of the holder or any other indulgence shown by the holder from time to time, in one or

more instances (without notice to or further assent from the Borrower, guarantors, endorsers or sureties) and the Borrower, guarantors, endorsers or sureties agree that no such action, failure to act or failure to exercise any right or remedy on the part of the holder shall in any way affect or impair the obligations of the Borrower hereunder or of any guarantors, endorsers or sureties or be construed as a waiver by the holder of or otherwise affect any of the holder's right under this Note, under any endorsement or guaranty of this Note or under any document or instrument evidencing any security for payment of this Note.

This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any change or modification is sought.

Anything herein to the contrary notwithstanding, the obligation of Borrower under this Note, the Lease or other Loan Documents shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender limiting the maximum rate of interest that may be charged or collected by the Lender.

The Borrower shall have the right to prepay all or any portion of the Principal Amount outstanding and all accrued interest thereon without premium or penalty. Any partial prepayments of principal shall be applied against installments of principal due hereunder in the inverse order of maturity.

This Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Ohio.

As a specifically bargained inducement for Lender to extend credit to Borrower, the Borrower hereby expressly waives the right to trail by jury in any lawsuit or proceeding related to this Note or arising in any way from the indebtedness or transactions involving the Lender and the Borrower.

The Borrower and all endorsers authorize any attorney-at-law, including an attorney engaged by Lender or any holder of this Note, to appear in any court of record in Hamilton County, Ohio or in any court of record in the jurisdiction in which the Borrower or any endorser against which or whom a judgment is then sought may then reside, or in any court of record in the jurisdiction in which the property described in the Lease is located, after the indebtedness evidenced hereby, or any part thereof, becomes due, and waive the issuance and service of process and confess judgment against the Borrower or any endorser in favor of the Lender for the amount then appearing due, together with costs of suit and thereupon to release all errors and waive all rights of appeal and stay of execution, but no such judgment or judgments against any one of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more than one of such persons or entities against whom judgment has not been obtained thereon. This warrant of attorney to confess judgment is a joint and several warrant of attorney. The foregoing warrant of attorney shall survive any judgment; and if any judgment be vacated for any reason, the Lender or any holder hereof nevertheless may hereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the Borrower and all endorsers or any one or more of them. The Borrower hereby expressly waives any conflict of interest that

the holder's attorney may have in confessing such judgment against Borrower and expressly consents to the confessing attorney receiving a legal fee from the holder for confessing such judgment against Borrower.

"WARNING – BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE"

Borrower has executed and delivered this Note on the day and year first above written.

BORROWER:

ADCARE HEALTH SYSTEMS, INC.
an Ohio corporation

BY: David G. Tenwick
ITS: Chairman

This is to certify that this Note was executed in my presence on the date hereof by the party whose signature appears above in the capacity indicated.

Dawn M. Cleelan
Notary Public

DAWN M. CLEELAN
Notary Public, State of Ohio
My Commission Expires 07-30-06